UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported):    January 20, 2014 (January 16, 2014)

CHINA JO-JO DRUGSTORES, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-34711	98-0557852
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1st Floor, Yuzheng Plaza No. 76 Yuhuangshan Road Hangzhou, Zhejiang Province People’s Republic of China	310002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code   +86 (571) 88077078

Room 507-513, 5th Floor, A Building, Meidu Plaza Gongshu District, Hangzhou, Zhejiang Province People’s Republic of China
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On January 16, 2014, the registrant received a letter from The NASDAQ Stock Market LLC (“NASDAQ”) notifying the registrant that it had regained compliance with NASDAQ Listing Rule 5550(a)(2), as the closing bid price of the registrant’s common stock had been at or above $1.00 per share for at least 10 consecutive trading days.  The letter further stated that this matter, which had been previously communicated to the registrant in NASDAQ’s noncompliance notice dated May 9, 2013 (and which the registrant disclosed in its Current Report on Form 8-K filed with the Securities and Exchange Commission on May 13, 2013), is now closed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHINA JO-JO DRUGSTORES, INC.
Date:	January 20, 2014	(Registrant)

		By:	/s/ Ming Zhao
Ming Zhao
Chief Financial Officer